Exhibit 10.1(a)

FIRST AMENDMENT TO THE

WINC, INC.

SEVENTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO THE WINC, INC. SEVENTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”), dated as of the October 6, 2021, is entered into by and among Winc, Inc., a Delaware corporation (the “Company”), and the undersigned investors constituting the holders of a majority of the Registrable Securities currently outstanding and the holders a majority of the Registrable Securities then held by the Major Investors (collectively, the “Holders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement (as defined below).

WHEREAS, the Company and the Holders previously entered into that certain Winc, Inc. Seventh Amended and Restated Investors’ Rights Agreement, dated April 6, 2021 (the “Agreement”);

WHEREAS, pursuant to Section 6.6 of the Agreement, the Agreement may be amended only with the written consent of the Company, the holders of a majority of the Registrable Securities then outstanding, and the holders a majority of the Registrable Securities then held by the Major Investors; and

WHEREAS, the Company and the undersigned Holders, representing holders of a majority of the Registrable Securities currently outstanding and the holders a majority of the Registrable Securities then held by the Major Investors, desire to amend the Agreement as set forth herein.

RESOLVED, that, for consideration that is acknowledged by each of the Company and the Holders, the Agreement is hereby amended as set forth herein.

1.            Section 2.13 of the Agreement is hereby amended and restated to read in its entirety as follows:

“Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a)            the closing of a Deemed Liquidation Event;

(b)            the fifth (5th) anniversary of the QIPO; and

(c)            such time as such Holder holds less than 1% of the Company’s outstanding Common Stock (treating all shares of Preferred Stock on an as converted basis) and all Common Stock held by or issuable to such Holder (and its Affiliates) may be sold pursuant to SEC Rule 144 during any ninety (90) day period.”

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2.            This Amendment shall be and is hereby incorporated in and forms a part of the Agreement.

3.            This Amendment shall be effective as of the date first written above.

4.            This Amendment shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware without regard to conflicts of law principles thereof.

5.            This Amendment may be executed and delivered by facsimile signature, PDF or any electronic signature complying with the US federal ESIGN Act of 2000 (e.g., www.docusign.com) and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.            Except as set forth herein, the Agreement shall remain in full force and effect.

[signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:

WINC, INC.

By:	/s/ Matthew Thelen
Name:	Matthew Thelen
Title:	General Counsel

Address:

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

15 ANGELS II LLC

By:	/s/ Scott Ring
Name:	Scott Ring
Title:	Authorized Person

Address:	1865 Palmer Ave., Suite 104
Larchmont, NY 10538

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

BESSEMER VENTURE PARTNERS VIII
INSTITUTIONAL l.p.
By: Deer VIII & Co. L.P., its general partner
By: Deer VIII & Co. Ltd., its general partner

By:	/s/ Scott Ring
Name:	Scott Ring
Title:	Authorized Person

Address:	c/o Bessemer Venture Partners
1865 Palmer Ave., Suite 104
Larchmont, NY 10538

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

GOBLUE VENTURES LLC

By:	/s/ Scott Ring
Name:	Scott Ring
Title:	Authorized Person

Address:	1865 Palmer Ave., Suite 104
Larchmont, NY 10538

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

WAHOOWA VENTURES LLC

By:	/s/ Scott Ring
Name:	Scott Ring
Title:	Authorized Person

Address:	1865 Palmer Ave., Suite 104
Larchmont, NY 10538

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

C2 CLUB W HOLDINGS LLC

By:	/s/ Rick Smith
Name:	Rick Smith
Title:	Principal

Address:

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

C2 CLUB W SPV LLC

By:	/s/ Rick Smith
Name:	Rick Smith
Title:	Principal

Address:

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

CROSCUT VENTURES 2 L.P.

By:	/s/ Rick Smith
Name:	Rick Smith
Title:	Principal

Address:

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

RICE WINE VENTURES LLC

By:	/s/ Shuhei Ohashi
Name:	Shuhei Ohashi
Title:	Manager

Address:

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

SAKE VENTURES, LLC

By:	/s/ Akihiro Ishii
Name:	Akihiro Ishii
Title:	Manager

Address:

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

DREAM CATCHER INVESTMENTS

By:	/s/ Xiangwei Weng
Name:	Xiangwei Weng
Title:

Address:

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

DREAMER PATHWAY LIMITED (BVI)

By:	/s/ Xiangwei Weng
Name:	Xiangwei Weng
Title:

Address:

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

SHININGWINE LIMITED (BVI)

By:	/s/ Xiangwei Weng
Name:	Xiangwei Weng
Title:

Address:

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

SIEMER VENTURES II LP (D/B/A WAVEMAKER PARTNERS II)

By:	/s/ Eric Manlunas
Name:	Eric Manlunas
Title:	Principal

Address:

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

WAVEMAKER GLOBAL SELECT LLC

By:	/s/ Eric Manlunas
Name:	Eric Manlunas
Title:	Principal

Address:

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

HOLDER:

WAVEMAKER PARTNERS V LP

By:	/s/ Eric Manlunas
Name:	Eric Manlunas
Title:	Principal

Address:

[Signature Page to the First Amendment to the Winc, Inc.

Seventh Amended And Restated Investors’ Rights Agreement]